UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) March 1, 2018

FIRST CHOICE HEALTHCARE SOLUTIONS, INC.
(Exact name of registrant as specified in its charter)

Delaware	000-53012	90-0687379
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

709 S. Harbor Blvd., Suite 250, Melbourne, FL	32901
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code (321) 725-0090

(Former name of former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company       ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Introductory Comment – Use of Terminology

Throughout this Current Report on Form 8-K, the terms “Company,” “we,” “us,” and “our” refers to First Choice Healthcare Solutions, Inc.

Item 3.02 Unregistered Sales of Equity Securities.

On March 1, 2018 (the “Closing Date”), pursuant to a Stock Purchase Agreement, dated as of February 6, 2018 (the “Purchase Agreement”), for the consideration of $7,500,000, we sold and issued, as permitted under the Purchase Agreement, to Steward Physician Contracting, Inc. (“SPC”), an indirect subsidiary of the Purchaser (as defined in the Purchase Agreement, and together with SPC, “Steward”), 5,000,000 shares (the “Shares”) of the common stock, par value $0.001 per share (the “Common Stock”), of the Company. Additionally, pursuant to the Purchase Agreement, we agreed that, upon demand from Steward after the six month anniversary of the Closing Date, we shall use our reasonable best efforts to prepare and file with the Securities and Exchange Commission, a registration statement and such other documents as may be necessary in the advice of counsel for the Company, and use our commercially reasonable efforts to have such registration statement declared effective in order to comply with the provisions of the Securities Act of 1933, as amended (the “Securities Act”), so as to permit the registered resale of the Shares.

We believe that the sale and issuance of the Shares were exempt from registration under Section 4(a)(2) of the Securities Act of 1933, as amended, as the sale and issuance is a transaction by an issuer not involving any public offering.

Item 9.01 Financial Statements and Exhibits

(d)       Exhibits:

Exhibit No.	Description

10.1	Stock Purchase Agreement dated as of February 6, 2018 by and between First Choice Healthcare Solutions, Inc. and Steward Health Care System LLC. [Incorporated by reference to Exhibit 10.1 to our Current Report on Form 8-K (Date of Report: February 6, 2018), filed with the SEC on February 8, 2018.]

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

FIRST CHOICE HEALTHCARE SOLUTIONS, INC.
(Registrant)

Date: March 2, 2018
/s/ Chris Romandetti
Name: Chris Romandetti
Chief Executive Officer

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